The date of this supplement is October 1, 2008.

C09-042 10/1/08

T. Rowe Price Summit Funds, Inc.

T. Rowe Price Summit Cash Reserves Fund

Supplement to prospectus dated March 1, 2008

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective January 30, 2009, James M. McDonald will be retiring from T. Rowe Price and Joseph K. Lynagh will replace Mr. McDonald as Chairman of the Investment Advisory Committee. Mr. Lynagh joined T. Rowe Price in 1990 and his investment experience dates from 1994.